SCHEDULE 14A

                      SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by Registrant [X]
Filed by a Party Other than the Registrant [  ]
Check the appropriate box:
[X ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[   ]  Definitive Proxy statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12

                  WMA INTERNATIONAL CORPORATION
          (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[   ]  Fee computed on table below peer Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)  Title of each class of securities to which transaction applies:
     ...........................................................................
     2)  Aggregate number of securities to which transaction applies:
     ...........................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
         (Set forth the amount on which the filing fee is calculated and state how it was determined.

     ...........................................................................
     4)  Proposed maximum aggregate value of transaction:
     ...........................................................................
     5)  Total fee paid:
     ...........................................................................
[   ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:................................................
     2)  Form, Schedule or Registration Statement No.:
     ...........................................................................
     3)  Filing Party:
     ...........................................................................
     4)  Date Filed:
     ...........................................................................









                  WMA INTERNATIONAL CORPORATION


                     NOTICE OF SPECIAL MEETING
                          OF STOCKHOLDERS
                        AND PROXY STATEMENT


                                1998


                   WMA INTERNATIONAL CORPORATION
                    11351 Johns Creek  Parkway
                      Duluth, Georgia 30097
       ____________________________________________________

            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
      _____________________________________________________

To the Stockholders of WMA INTERNATIONAL CORPORATION:

The special Meeting of Stockholders of WMA International Corporation (herein-after variously referred to as the "Company" or "Registrant") will be held at the corporate offices of the Company at 11351 Johns Creek Parkway, Duluth, Georgia, 30097 on __________, March ___, 1998 at 10:00 a.m. for the
following purposes:

1. To amend the Company's Certificate of Incorporation to change the name of the Company to The WMA Corporation.

2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Stockholders of record at the close of business on January 30, 1998 will be entitled to receive notice and to vote at the meeting.

                              By Order of the Board of Directors


                              S.
                                 Hubert Humphrey, Jr., President
Duluth, Georgia
February 9, 1998

                       YOUR VOTE IS IMPORTANT
                NO MATTER HOW MANY SHARES YOU OWNED
                         ON THE RECORD DATE

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY FORM, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY IMMEDIATELY.

                 WMA INTERNATIONAL CORPORATION

                         PROXY STATEMENT

                 Special Meeting of Stockholders
             to be held on _________, March __, 1998


This Proxy Statement is furnished to the holders of the common stock (the "Common Stock") of WMA International Corporation (the "Company" or "Registrant") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at a Special Meeting of Stockholders
(the "Meeting") to be held on March ___, 1998 at 10:00 A.M. Eastern Time at the Company's corporate offices at 11351 Johns Creek Parkway, Duluth, Georgia, 30097, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. It is anticipated that this Proxy Statement will be mailed to stockholders on or about February 10,1998.

VOTING PROCEDURE

A proxy card is enclosed. Any stockholder sending in the enclosed proxy has the power to revoke it at any time before it is exercised. Proxies may be revoked by: (1) executing a valid proxy bearing a later date; (2) sending written notice of revocation to the Secretary of the Company; or (3) appearing at the Meeting and voting in person. When proxies in the accompanying form are returned properly executed, the shares represented by effective proxies will be voted according to instructions noted thereon.

Unless otherwise specified, the proxies will be voted in favor of amending the Certificate of Incorporation to change the name of the Company to The WMA Corp-oration. The Board of Directors is not aware at this date of any other matters which will come before the Meeting. However, should any such other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Company will bear the cost of solicitation of proxies by the Board of Directors, including the charges and expenses of others for forwarding solicita-tion materials to beneficial owners of Common Stock. Officers, Directors, and employees of the Company may solicit proxies by telephone, telegram, facsimile or personal interview.

A majority of the outstanding shares of Common Stock must be represented in person or by proxy at the Meeting in order to constitute a quorum for the trans-action of business. The proposal to amend the Company's Certificate of Incorp-oration requires for approval the affirmative vote by a majority of the quorum present in person or by proxy.

Only holders of record of issued and outstanding shares of Common Stock at the close of business on January 30, 1998 are entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of Common Stock, the holders of which are entitled to vote on January 30, 1998 was 2.497,800. Each stockholder is entitled to one vote for each share of Common Stock held on the record date. Stockholders are not entitled to cumulative voting in favor of Directors.




                   PROPOSAL 1.  AMENDMENT TO
                  CERTIFICATE OF INCORPORATION

The Board of Directors at its meeting held December 9, 1997 passed a resolu-tion proposing to amend the Company's Certificate of Incorporation in order to change the name of the Company to The WMA Corporation and, in accordance with Delaware law, directed that such proposal be submitted to the stockholders for their approval. Section 242 of The General Corporation Law of Delaware requires that all amendments to the Certificate of Incorporation be approved by the requisite vote of the stockholders.

The Board of Directors believes that the proposed name change is advisable in that it more accurately reflects the current and intended activities of the Company and that such change would be in the Company's best interests.

Accordingly, it is proposed that the stockholders of the Company adopt the following resolution.

RESOLVED, that Article 1. of the Certificate of Incorporation be amended to read as follows:

     1.   The name of the corporation is The WMA Corporation.


                          OTHER BUSINESS

The Board of Directors does not intend to present any business at the Special Meeting other than Proposal No.1 to amend the Company's Certificate of Incorp-oration. The enclosed proxy form confers upon the persons designated to vote the shares represented thereby discretionary authority to vote such shares in accordance with their best judgment with respect to all other matters that may lawfully come before the Special Meeting. As of the date of mailing of this Proxy Statement, the Board of Directors was not aware of any other matter that may lawfully be presented for action at the Special Meeting, but the enclosed proxy confers the same discretionary authority with respect to any such other matter.


                    PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the next Annual Meeting of the Stockholders presently scheduled for Monday, August 10, 1998 must be received by the Company, for inclusion in its Proxy Statement and form of proxy relating to that meeting by March 13, 1998. Such proposals should be addressed to Mr.Thomas W. Montgomery, WMA International Corporation, 11351 Johns Creek Parkway, Duluth, Georgia, 30097.

STOCKHOLDERS ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR COOPERATION WILL BE APPRECIATED.

                  WMA INTERNATIONAL CORPORATION
                              PROXY
               SOLICITED BY THE BOARD OF DIRECTORS
             FOR THE SPECIAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON MARCH ___, 1998

The undersigned hereby appoints S. Hubert Humphrey, Jr. and Thomas W. Montgomery Proxies, each with the power to appoint his or her substitute, and hereby authorizes them or either of them to represent and to vote, as designa-ted below, all of the Common Stock of WMA International Corporation, 11351 Johns Creek Parkway, Duluth, Georgia, 30097, which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders (the "Meeting") to be held at the corporate offices of the Company, 11351 Johns Creek Parkway, Duluth, Georgia, on _________, March ___, 1998, at 10:00 a.m., and at any adjournments thereof, upon the proposal described in the accompanying Notice of the Special Meeting and the Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL

PROPOSAL 1: To authorize the amendment of the Company's Certificate of Incorporation to change the name of the Company to The WMA Corporation.

          FOR                 AGAINST                  ABSTAIN

DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS
            WHICH MAY COME BEFORE THE ANNUAL MEETING.

 THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION TO THE CONTRARY
         IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

     If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                         Dated:                                 , 1998
                                   (Be sure to date your Proxy)


Number of Shares Owned:
                                   Name(s) of Stockholder(s)



                                   Signature(s) of Stockholder(s)


     PLEASE MARK, DATE, AND SIGN THIS PROXY, AND RETURN IT IN THE ENCLOSED, RETURN-ADDRESSED ENVELOPE. NO POSTAGE IS NECESSARY.